UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2024 (January 29, 2024)

GETTY REALTY CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-13777	11-3412575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

292 Madison Avenue, 9th Floor, New York, New York	10017-6318
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 349-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 29, 2024, the Board of Directors (the “Board”) of Getty Realty Corp. (the “Company”), amended and restated the Company’s Bylaws (as so amended and restated, the “Amended and Restated Bylaws”).

The Amended and Restated Bylaws were amended in order to update the Company’s Bylaws to reflect certain procedural requirements related to the U.S. Securities and Exchange Commission’s recently adopted “universal proxy” rules, as well as certain technical, conforming and clarifying changes in connection therewith. In particular, the Amended and Restated Bylaws provide that, among other things, with respect to shareholder nominees to the Company’s Board, (i) no shareholder or associated person may solicit proxies in support of any nominee(s) unless such shareholder complies with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with the solicitation of such proxies, (ii) the scope of disclosures required by a proposing shareholder seeking to submit a director nomination have been clarified to require the background information regarding the proposed director nominee required to be included pursuant to Regulation 14A (or any successor provision) of the Exchange Act, along with disclosures regarding any other business to be proposed and the interests in the Company’s securities of the proposing shareholders, proposed nominees, and other persons associated with a shareholder’s solicitation of proxies, (iii) shareholders are not entitled to submit more nominees than the number of directors to be elected and may not submit substitute or replacement nominees after the nomination deadline described above, and (iv) certain other procedures, representations, and information requirements apply to shareholder nominations of directors. Additionally, the Amended and Restated Bylaws clarify that annual shareholder meetings may be held virtually.

The foregoing summary description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

3.1	Amended and Restated Bylaws

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

The information contained in Item 2.02 and Exhibit 99.1 to this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GETTY REALTY CORP.

Date: January 31, 2024	By:	/s/ Brian R. Dickman
Brian R. Dickman
Executive Vice President
Chief Financial Officer and Treasurer